Exhibit 4(a)(3)

THE BEAR STEARNS COMPANIES INC.

TO

JPMORGAN CHASE BANK, N.A.

TRUSTEE

INDENTURE

Dated as of [•], 2006

Subordinated Debt Securities

Reconciliation and tie between
Trust Indenture Act of 1939
and Indenture

Trust Indenture Act Section		Indenture Section
§310	(a)(1)	6.9
	(a)(2)	6.9
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.8, 6.10
§311	(a)	6.13(a), (c)
	(b)	6.13(b), (c)
	(b)(2)	7.3(a)(ii), 7.3(b)
§312	(a)	7.1, 7.2(a)
	(b)	7.2(b)
	(c)	7.2(c)
§313	(a)	7.3(a)
	(b)(1)	Not Applicable
	(b)(2)	7.3(b)
	(c)	7.3(c)
	(d)	7.3(d)
§314	(a)	7.4
	(b)	Not Applicable
	(c)(1)	1.2
	(c)(2)	1.2
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.2
§315	(a)	6.1(a)
	(b)	6.2, 7.3(a)(6)
	(c)	6.1(b)
	(d)	6.1(c)
	(d)(1)	6.1(a)(i), (c)(i)
	(d)(2)	6.1(c)(ii)
	(d)(3)	6.1(c)(iii)
	(e)	5.14
§316	(a)	1.1
	(a)(1)(A)	5.2, 5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(b)	5.8
§317	(a)(1)	5.3
	(a)(2)	5.4
	(b)	10.3
§318	(a)	1.8

Note:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

v

INDENTURE, dated as of [•], 2006 between The Bear Stearns Companies Inc., a Delaware corporation (hereinafter called the “Company”), having its principal office at 383 Madison Avenue, New York, New York 10179, and JPMorgan Chase Bank, N.A. (formerly, The Chase Manhattan Bank), a corporation organized under the laws of the United States (hereinafter called the “Trustee”).

Recitals of The Company

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and subordinated debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

The Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the sum of one dollar duly paid by the Company to the Trustee, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

NOW, THEREFORE, THIS INDENTURE WITNESSETH:  For and in consideration of the premises and the purchase of the Securities by the Holders thereof it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

Section 1.1                                      Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)                                  the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b)                                 all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)                                  all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(d)                                 the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

“Act” when used with respect to any Holders has the meaning specified in Section 1.4.

“Additional Amounts” means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Newspaper” means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

“Bearer Security” means any Security in the form established pursuant to Section 2.1 which is payable to bearer.

“Board of Directors” means the Board of Directors of the Company, an Executive Committee of such Board of Directors or any Executive Committee of the Company, or, with respect to any series of Securities, any other committee of such Board of Directors to which such Board of Directors has delegated the authority to establish the terms and provisions of such series of Securities.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day,” except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is neither a legal holiday nor a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by the Chairman, the President, any Executive Vice President or the Treasurer, and by the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 4 New York Plaza, New York, New York 10004.

“Corporation” includes corporations, associations, companies and business trusts.

“Coupon” means any interest coupon appertaining to a Bearer Security.

“Default” has the meaning specified in Section 5.3.

“Defaulted Interest” has the meaning specified in Section 3.7.

“Depositary” means with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the “Depositary” with respect to the Securities of that series.

“Discharged” has the meaning specified in Section 15.2.

“Dollars” or “$” or any similar reference shall mean the currency of the United States which at the time shall be legal tender for the payment of public and private debts, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture.

“Event of Default” has the meaning specified in Section 5.1.

“Holder” when used with respect to any Security means in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

“Indebtedness for Money Borrowed” means, when used with respect to the Company, (a) any obligation of, or any obligation guaranteed by, the Company, as the case may be, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (b) similar obligations arising from off- balance sheet guarantees and direct credit substitutes, (c) obligations associated with derivative products such as interest rate and foreign exchange rate contracts, commodity contracts and similar arrangements and (d) any deferred obligations for the payment of the purchase price of property or assets.

“Indebtedness Ranking Junior to the Securities” means any Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 16.1. The securing of any Indebtedness for Money Borrowed of the Company otherwise constituting Indebtedness Ranking Junior to the Securities shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking Junior to the Securities.

“Indebtedness Ranking on a Parity with the Securities” means Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Securities in the right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 16.1. The securing of any Indebtedness for Money Borrowed of the Company otherwise constituting Indebtedness Ranking on a Parity with the Securities shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking on a Parity with the Securities.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Interest” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 10.4, includes such Additional Amounts.

“Interest Payment Date” means the Stated Maturity of an installment of interest on the applicable Securities.

“Maturity” when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided,

whether at the Stated Maturity or by declaration of acceleration, notice of redemption, request for repayment or otherwise.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board, the President, any Executive Vice President, the Senior Vice President—Finance or the Treasurer, and by the Secretary, Assistant Treasurer or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 12.

“Opinion of Counsel” means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or other counsel who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 1.2.

“Optional Repayment Date” when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder means the date fixed for such repayment pursuant to this Indenture.

“Original Issue Discount Security” means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 5.2.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made; and

(iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders, of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 1.4(a), and, provided, further, that Securities owned beneficially by the Company or any other obligor upon the Securities or any Affiliate (other than officers or directors of the Company) of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity or government or any agency or political subdivision thereof.

“Place of Payment” when used with respect to the Securities of any series means the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as provided pursuant to Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen coupon appertains.

“Redemption Date” when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price” when used with respect to any Security to be redeemed means the price at which it is to be redeemed as determined pursuant to the provisions of this Indenture.

“Registered Security” means any Security established pursuant to Section 2.1 which is registered in the Security Register.

“Regular Record Date” for the interest payable on a Registered Security on any Interest Payment Date means the date, if any, specified in such Security as the “Regular Record Date.”

“Remarketing Entity” when used with respect to Securities of any series which are repayable at the option of the Holder thereof before their Stated Maturity means any Person designated by the Company to purchase any such Securities.

“Repayment Price” when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder means the price at which it is to be repaid pursuant to this Indenture.

“Responsible Officer” when used with respect to the Trustee means any vice president (whether or not designated by a number or a word or words added before or after the title “vice president”), any assistant secretary, any senior trust officer or trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Restricted Subsidiary” means (a) Bear, Stearns & Co. Inc., a Delaware corporation, (b) Custodial Trust Company, a New Jersey corporation, (c) any other Subsidiary which owns, directly or indirectly, any of the Common Stock of a Restricted Subsidiary and (d) any other Subsidiary with which a Restricted Subsidiary is merged or consolidated or which acquires or succeeds to a significant portion of the business, properties or assets of a Restricted Subsidiary.

“Security” or “Securities” means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.

“Senior Indebtedness” means all Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

“Special Record Date” for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 3.7.

“Stated Maturity” when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means any Person of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock. “Wholly-owned,” when used wish reference to a Subsidiary, means a Subsidiary of which all of the outstanding capital stock (except for qualifying shares) is owned by the Company or by one or more wholly-owned Subsidiaries.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person,

“Trustee” shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

“United States” or “U.S.” means, the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

“United States Alien” means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of foreign estate or trust.

“U.S. Government Obligations” has the meaning set forth in Section 15.2.

“Voting Stock” means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

Section 1.2                                      Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a)                                  a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(b)                                 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)                                  a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been compiled with; and

(d)                                 a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3                                      Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4                                      Acts of Holders.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If, but only if, Securities of a series are issuable Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 14.6.

(b)         The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine, and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(c)          The ownership of Registered Securities and the principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

(d)         The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient.

(e)          If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(f)            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5                                      Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(a)                                  the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:  Corporate Trust Administration or

(b)                                 the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6                                      Notice to Holders of Securities; Waiver.

Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

(a)                                  such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

(b)                                 such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7                                      Language of Notices, Etc.

Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the company so elects, any published notice may be in an official language of the country of publication.

Section 1.8                                      Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act or otherwise conflicts with any provision of the Trust Indenture Act, such required or deemed provision or such other provision of the Trust Indenture Act shall control.

Section 1.9                                      Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10                                Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.11                                Separability Clause.

In case any provision in this Indenture or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12                                Benefits of Indenture.

Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13                                Governing Law.

This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws or the State of New York.

Section 1.14                                Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities or coupons other than a provision in the Securities which specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

ARTICLE 2

SECURITY FORMS

Section 2.1                                      Forms Generally.

The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons, if any, and Securities in global form, if any, shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities. If the forms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.1, the Securities of a series also shall be issuable in bearer form, with or without interest coupons attached.

The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

Section 2.2                                      Form of Trustee’s Certificate of Authentication.

The Trustee’s Certificate of Authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A., as Trustee

By:
Authorized Signature

Section 2.3                                      Securities in Global Form.

If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons, as shall be specified therein or in the Company Order delivered to the Trustee pursuant to Section 3.3.

ARTICLE 3

THE SECURITIES

Section 3.1                                      Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto prior to the issuance of Securities of any series:

(a)                                  the title of the Securities and the series in which such Securities shall be included;

(b)                                 the limit, if any, upon the aggregate principal amount of the Securities of such title and the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7);

(c)                                  whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa;

(d)                                 whether Securities of the series may be issued in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and conditions, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

(e)                                  the date as of which any Bearer Securities of the series and any temporary Security in global form representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

(f)                                    if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

(g)                                 the date or dates on which the principal of such Securities is payable;

(h)                                 the rate or rates at which such Securities shall bear interest, if any, or method by which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such securities shall be payable in respect of specified taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(i)                                     the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable, where such Securities may be surrendered for registration of transfer, where such Securities may be surrendered for exchange and where notice and demands to or upon the Company, in respect of such Securities, and this Indenture may be served and where notices to Holders pursuant to Section 1.6 will be published;

(j)                                     the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

(k)                                  the obligation, if any, of the Company to redeem, repay or purchase such Securities pursuant to any sinking fund or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

(l)                                     the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

(m)                               if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

(n)                                 if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies, in which payment of the principal of (and premium, if any) or interest, if any, on and Additional Amounts in respect of such Securities shall be payable;

(o)                                 if the principal of (and premium, if any) or interest, if any, on, and Additional Amounts in respect of such Securities are to be payable, at the election of the Company or a Holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

(p)                                 if the amount of payments of principal of (and premium, if any) or interest, if any, on, and Additional Amounts in respect of such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

(q)                                 if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(r)                                    whether, and under what conditions, Additional Amounts will be payable to Holders of Securities of such series pursuant to Section 10.4;

(s)                                  any Events of Default or Defaults with respect to Securities of such series, if not otherwise set forth herein;

(t)                                    provisions, if any, for the defeasance of Securities of the series; and

(u)                                 any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series and coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers’

Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

If any of the terms of the Securities of any series were established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of such series.

Section 3.2                                      Denominations.

Unless other denominations and amounts may from time to time be fixed by or pursuant to a Board Resolution, the Registered Securities of each series, if any, shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.

Section 3.3                                      Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, President, Vice President serving as Chief Financial Officer or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with the Board Resolution and Officers’ Certificate or supplemental indenture with respect to such Securities referred to in Section 3.1 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

(a)                                  that the form and terms of such Securities and coupons, if any, have been established in conformity with the provision of this Indenture;

(b)                                 that all conditions precedent to the authentication and delivery of such Securities together with the coupons, if any, appertaining thereto, have been complied with and that such Securities, and coupons, when authenticated and delivered by the Trustee and issued by the

Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles;

(c)                                  that all laws and requirements in respect of the execution and delivery by the Company of such Securities and coupons, if any, have been complied with; and

(d)                                 as to such other matters as the Trustee may reasonably request;

provided, however, that if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Securities of such series.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

If the Company shall establish pursuant to Section 3.1 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an authorized aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series and tenor to be represented by one or more Securities in global form, (ii) shall be registered, if in registered form, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect:  “Unless and until it is exchanged in whole or in part for Notes in certificated form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & Co. or such other name as requested by an authorized representative of the Depository Trust Company and any payment is made to CEDE & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, CEDE & Co., has an interest herein.”  Each Depositary designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 3.1.

No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.14 executed by or on behalf of the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

Section 3.4                                      Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Securities of such series.

Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided pursuant to Section 3.1, shall be delivered in exchange for a temporary Registered Security; and provided further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer security only in compliance with the conditions set forth in Section 3.5. Unless otherwise specified as contemplated by Section 3.1 with respect to a temporary Security in global form, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5                                      Registration, Transfer and Exchange.

With respect to the Registered Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 10.2, a register (herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of each series and of transfers of the Registered Securities of each series. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided; provided, that the Company may, from time to time, designate (or change any designation of) any other Person or Persons to act as Security Registrar or co-Security Registrars with respect to the Securities of one or more series, with notice to the Trustee and as provided in Section 1.6 to the Holders. At all reasonable times the Security Register shall be open for inspection by the Company. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company maintained for that series pursuant to Section 10.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations, of a like aggregate principal amount beating a number not contemporaneously outstanding and containing identical terms and provisions.

Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, in definitive form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency of the Company maintained for that series pursuant to Section 10.2. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company, by Company Order, shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election pursuant to Section 3.1(d) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount and like terms and tenor equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

The Company may at any time and in its sole discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual definitive Securities of such series and of the same terms and tenor, will authenticate and deliver individual Securities of such series in definitive form in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for individual Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of individual definitive Securities of such series, shall authenticate and deliver, without service charge:

(a)          to the Depositary or to each Person specified by such Depositary a new individual Security or Securities of the same series and of the same tenor, of authorized denominations, in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Security in global form; and

(b)         to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the individual Securities delivered to Holders thereof.

In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee pursuant to a Company Order will authenticate and deliver individual Securities (i) in definitive registered form in authorized denominations if the Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (iii) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form:  provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security in global form unless the Company or its agent shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company knows or has reason to know that any such certificate is false.

Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. Registered Securities issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered or to the Depositary. The Trustee shall deliver Bearer Securities issued in exchange for a Security in global form pursuant to this Section to the Depositary or to the persons, and in such authorized denominations, the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security in global form unless the Company or its agent shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company knows or has reason to know that any such certificate is false.

At the option of the Holder, except as otherwise specified as contemplated by Section 3.1(d) and 3.1(f) with respect to a Security in global form representing Bearer Securities, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable as Registered Securities) or Bearer Securities of the same series containing identical terms and provisions, of any authorized denominations of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at the office or agency of the Company maintained for such purpose, with all unmatured coupons and all matured coupons in default thereto appertaining provided, however, that delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons on or after the Interest Payment Date of those coupons at an office or agency maintained for such purpose pursuant to Section 10.2 and located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

If expressly provided pursuant to Section 3.1 with respect to the Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided with respect to such series.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.3 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

Section 3.6                                      Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security (or in exchange for the Security to which a destroyed, lost or stolen coupon appertains with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 3.7                                      Payment of Interest; Interest Rights Preserved.

Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a)                                  The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities affected (or their respective Predecessor Securities) are registered at the close of business on a special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior, to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

(b)                                 The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

At the option of the Company, interest on Registered Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated in writing not less than sixteen days prior to the date of such payment by any such person holding $10,000,000 in principal amount of Registered Securities or such other principal amount specified in the Registered Security reasonably satisfactory to the Trustee.

Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8                                      Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.5 and 3.7) interest on and Additional Amounts with respect to, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any Co-Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

Section 3.9                                      Cancellation.

All Securities and coupons surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee, and any such Securities and coupons and

Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed by it unless by a Company Order the Company directs their return to it.

Section 3.10                                Computation of Interest.

Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

ARTICLE 4

SATISFACTION AND DISCHARGE

Section 4.1                                      Satisfaction and Discharge of Indenture.

Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and any right to receive Additional Amounts, as provided in Section 10.4), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(a)                           either

(i)                                            all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.5, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) coupons appertaining to Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Optional Repayment Date, as appropriate, whose surrender has been waived as provided in Section 11.6, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(ii)                                         all such Securities and, in the case of (1) or (2) below, any such coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

(1)                                  have become due and payable, or

(2)                                  will become due and payable at their Stated Maturity within one year, or

(3)                                  if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be and all Optional Repayment Dates (in the case of Securities repayable at the option of the Holders thereof);

(b)                                 the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(c)                                  the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and it the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2                                      Application of Trust Money.

Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest and Additional Amounts for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

Section 4.3                                      Subordination Provisions Inapplicable.

Notwithstanding anything contained herein to the contrary, any money or other property that shall have been deposited by the Company with the Trustee pursuant to Section 4.1 shall not be subject to the provisions of Article 16 of this Indenture respecting subordination of the Securities; provided, however, that said provisions respecting subordination shall continue to apply to such money or other property, if any, that has been returned to the Company or its legal representative pursuant to an order or judgment of a court or governmental authority but only to the extent that all obligations of the Company under this Indenture and the Securities shall be in full force and effect.

ARTICLE 5

REMEDIES

Section 5.1                                      Events of Default.

“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is inapplicable to a particular series:

(a)                                  default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section or Section 5.3 specifically dealt with or which has been expressly included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(b)                                 default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

(c)                                  the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or (2) a decree or order under any applicable federal or state law appointing a receiver or similar official of the Company or of substantially all its property, and the continuance in the case of any proceedings under clause (1) above of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(d)                                 the commencement by the Company of a voluntary case under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee sequestrator or similar official of the Company or of substantially all its property.

Section 5.2                                      Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(a)                           the Company has paid or deposited with the Trustee a sum sufficient to pay:

(ii)                                         all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of that series,

(iii)                                      the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

(iv)                                     to the extent that payment of such interest is lawful, interest upon overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

(v)                                        all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b)                          all Defaults with respect to Securities of that series have been remedied.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3                                      Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee.

“Default”, wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) with respect to any series of Securities under this Indenture:

(a)          an Event of Default has occurred with respect to such Securities specified in Section 5.1,

(b)         the Company fails to pay the principal of (or premium, if any, on) any Security of such series at the Maturity thereof and such failure is continued for seven days, whether or not such payment is prohibited by Article 16 hereof; or

the Company fails to pay any installment of interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts shall have become due and payable and such failure is continued for 30 days, whether or not such payment is prohibited by Article 16 hereof.

The Company covenants that, if a Default shall occur with respect to the Securities of a particular series, it will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and Additional Amounts, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If a Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4                                      Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a)                                  to file and prove a claim for the whole amount or such lesser amount as may be provided for in the Securities of that series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding, and

(b)                                 to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such, payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

Section 5.5                                      Trustee May Enforce Claims Without Possession of Securities or Coupons.

All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

Section 5.6                                      Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under Section 6.7; and

SECOND:  Subject to Article 16, to the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium, if any) and interest and any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

THIRD:  The balance, if any, to the Person or Persons entitled thereto.

Section 5.7                                      Limitation on Suits.

No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(a)                                  such Holder has previously given notice to the Trustee of a continuing Default with respect to the Securities of that series;

(b)                                 the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

(c)                                  such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)                                 the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e)                                  no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8                                      Unconditional Right of Holders to Receive Principal, Premium and Interest.

Subject only to the provisions of Article 16, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest on and any Additional Amounts in respect of such Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Optional Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.9                                      Restoration of Rights and Remedies.

If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10                                Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11                                Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 5.12                                Control by Holders of Securities.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

(a)                                  such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability,

(b)                                 the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(c)                                  such direction is not unduly prejudicial to the rights of other Holders of Securities of such series.

Section 5.13                                Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

(a)                                  in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

(b)                                 in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14                                Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (and premium, if any) or interest on or any Additional Amounts in respect of any Security or the payment of any coupon on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Optional Repayment Date, as the case may be) or interest on any overdue principal of any Security.

Section 5.15                                Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not binder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 6

THE TRUSTEE

Section 6.1                                      Certain Duties and Responsibilities.

(a)                           Except during the continuance of an Event of Default or Default,

(ii)                                         the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(iii)                                      in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b)                          In case a Default has occurred and is continuing the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c)                           No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(ii)                                         this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(iii)                                      the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iv)                                     the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)                                 Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2                                      Notice of Default.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 7.3(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (and premium, if any) or interest on, or any Additional

Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities and coupons of such series; and provided further, that in the case of any default of the character specified in Section 5.1(a) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, a Default, with respect to Securities of such series.

Section 6.3                                      Certain Rights of Trustee.

Except as otherwise provided in Section 6.1:

(a)                                  the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)                                 any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)                                  whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bed faith on its part, rely upon an Officers’ Certificate;

(d)                                 the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)                                  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)                                    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

(g)                                 the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.4                                      Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, and in any coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5                                      May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6                                      Money Held in Trust.

Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.7                                      Compensation and Reimbursement.

The Company agrees

(a)                                  to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)                                 except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)                                  to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

The obligations of the Company under this Section 6.7 shall not be subordinated to the payment of Senior Indebtedness pursuant to Article 16. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities.

Section 6.8                                      Disqualifications; Conflicting Interests.

The Trustee shall comply with the terms of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

Section 6.9                                      Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000.000 and subject to supervision or examination by Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10                                Resignation and Removal; Appointment of Successor.

(a)          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

(b)         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

(c)          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d)         If at any time:

(i)                                            the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(ii)                                         the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security, or

(iii)                                      The Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

(e)          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall not have been appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 6.11, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)            The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11                                Acceptance of Appointment by Successor.

(a)          In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12                                Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merge, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13                                Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less that $5,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Trustee agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

The provisions of Sections 3.8, 6.4 and 6.5 shall be applicable to each Authenticating Agent.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

[NAME OF TRUSTEE]

As Trustee

By
As Authenticating Agent

By
Authorized Signatory

If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section 1.2) by the Company, shall appoint in accordance with this Section 6.14 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

ARTICLE 7

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1                                      Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee:

(a)          semi-annually, not later than April 15 and October 15 each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of the April 1 and October 1 preceding such April 15 or October 15, and

(b)         at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

Section 7.2                                      Preservation of Information; Communications to Holders.

(a)          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee for each series as provided in Section 7.1, (ii) received by the Trustee for each series in the capacity of Security Registrar if the Trustee is then acting in such capacity and (iii) filed with it within the two preceding years pursuant to Section 7.3(c)(ii). The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished, and may destroy, not earlier than two years after filing, any information filed with it pursuant to Section 7.3(c)(ii).

(b)         If three or more Holders of Securities of any series (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

(i)                                            afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

(ii)                                         inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c)          Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

Section 7.3                                      Reports by Trustee.

(a)          Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15, in accordance with and to the extent required under Section 313 of the Trust Indenture Act.

(b)         Reports pursuant to this Section shall be transmitted by mail:

(i)                                            to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

(ii)                                         to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

(iii)                                      except in the case of reports pursuant to subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 1.2(a).

(c)          A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4                                      Reports by the Company.

The Company shall:

(a)          file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b)         file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(c)          transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 7.3(c), with respect to reports pursuant to Section 7.3(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

ARTICLE 8

CONSOLIDATION, MERGER, SALE LEASE OR CONVEYANCE

Section 8.1                                      Consolidations and Mergers of Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions.

The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation, provided that in any such case, (i) either the corporation shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such successor corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any), any interest on, and any Additional Amounts payable pursuant to Section 10.4 with respect to, all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental Indenture satisfactory to the Trustee, executed and delivered to the Trustee by such successor corporation and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition.

Section 8.2                                      Rights and Duties of Successor Corporation.

In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation shall be relieved of any further obligation under this Indenture and the Securities and coupons. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities and coupons issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or coupons which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities and coupons which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities and coupons so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities and coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and coupons had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities and coupons thereafter to be issued as may be appropriate.

Section 8.3                                      Officers’ Certificate and Opinion of Counsel.

The Trustee, subject to the provisions of Sections 6.1 and 6.3, may receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption and any such supplemental indenture, if any, complies with the provisions of this Article and that all conditions precedent herein provided relating to such transactions have been complied with.

ARTICLE 9

SUPPLEMENTAL INDENTURES

Section 9.1                                      Supplemental Indentures without Consent of Holders.

Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)                                  to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

(b)                                 to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(c)                                  to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities or to permit or facilitate the issuance of Securities in uncertified form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

(d)                                 to change or eliminate any provision of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) shall not apply to any Security Outstanding; or

(e)                                  to establish the form or terms of Securities of any series as permitted by Sections 2.5 and 3.1; or

(f)                                    to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(g)                                 to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interest of the Holders of Securities of any series or any related coupons in any material respect; or

(h)                                 to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

(i)                                     to add any additional Defaults or Events of Default (and if such Defaults or Events of Default are to be applicable to less than all series of Securities, stating that such Defaults or Events of Default are expressly being included solely to be applicable to such series); or

(j)                                     to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of the Holders of the Securities of any series or any appurtenant coupons in any material respects; or

(k)                                  to secure the Securities pursuant to Section 10.6.

Section 9.2                                      Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental Indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(a)                                  change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Additional Amounts pursuant to Section 10.4 (except as contemplated by Section 8.1(i) and permitted by Section 9.1(i)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment an or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Optional Repayment Date, as the case may be), or

(b)                                 reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 14.4 for quorum or voting, or

(c)                                  modify any of the provisions of this Section, or Section 5.13, or Section 10.7, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

(d)                                 adversely affect the right to repayment, if any, of Securities of any series at the option of the Holders thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Art shall approve the substance thereof.

Section 9.3                                      Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.4                                      Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

Section 9.5                                      Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6                                      Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 9.7                                      Subordination Unimpaired.

No supplemental indenture entered into under this Article 9 shall modify, directly or indirectly, the provisions of Article 16 or the definition of Senior Indebtedness in Section 1.1 in any manner that might alter or impair the subordination of the Securities with respect to Senior Indebtedness then outstanding unless each holder of such Senior Indebtedness has consented thereto in writing.

ARTICLE 10

COVENANTS

Section 10.1                                Payment of Principal, Premium, if any, and Interest.

The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 10.4 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

Section 10.2                                Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United Stases) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 10.4); provided, however, that if the Securities of such series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 10.4) at the place specified for the purpose pursuant to Section 3.1, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest in U.S. dollars (including Additional Amounts payable in respect thereof) on any Bearer Security may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series and any related coupons may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth in a Board Resolution or indenture supplemental hereto with respect to a series of Securities, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company’s office or agency for each of such purposes in such city.

Section 10.3                                Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

(a)                                  hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b)                                 give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

(c)                                  at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series or any appurtenant coupons or any money on deposit with the Trustee or any Paying Agent representing amounts deducted from the Redemption Price or Repayment Price with respect to unmatured coupons not presented upon redemption or exercise of the Holder’s option for repayment pursuant to Section 11.6 or 13.3 and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment or to be mailed to Holders of Registered Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4                                Additional Amounts.

If the Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the terms of such Security and this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made, and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate), the Company will furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Security and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section.

Section 10.5                                Statement as to Compliance; Notice of Certain Defaults.

(a)          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which on the date hereof ends on June 30), a written statement, which need not comply with Section 1.2, signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, that

(i)                                            a review of the activities of the Company and its subsidiaries during such year and of performance under this Indenture has been made under his supervision, and

(ii)                                         to the best of his knowledge, based on such review, (a) the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, a Default or an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

(b)         The Company will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (a) of Section 5.1.

Section 10.6                                Limitation on Liens.

The Company will not, and will not permit any Restricted Subsidiary to, incur, issue, assume, guarantee or suffer to exist any indebtedness for borrowed money if such indebtedness is secured by a pledge of, lien on or security interest in any shares of Voting Stock of any Restricted Subsidiary without effectively providing that the Securities shall be secured equally and ratably with such indebtedness.

Section 10.7                                Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.4 to 10.6, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE 11

REDEMPTION OF SECURITIES

Section 11.1                                Applicability of Article.

Securities of any series which are redeemable at the option of the Company before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) this Article.

Section 11.2                                Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the principal amount of Securities of such series to be redeemed and the relevant terms of the Securities to be redeemed.

Section 11.3                                Selection by Trustee of Securities to be Redeemed.

If less than all the Securities of any series having the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption

Date by the Trustee from the Outstanding Securities of such series having such terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities on Dearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Securities of such series.

The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

Section 11.4                                Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 1.6, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed (which shatter period shall be acceptable to the Trustee), to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in past, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

All notices of redemption shall state:

(a)                                  the Redemption Date,

(b)                                 the Redemption Price and accrued interest, if any,

(c)                                  if less than all Outstanding Securities of any series are to be redeemed, the Identification (and, in the case of par in redemption, the principal amount) of the particular Securities to be redeemed,

(d)                                 in case any Registered Security is to be redeemed in past only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Registered Security or Registered Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(e)                                  that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable that interest thereon shall cease to accrue on and after said date,

(f)                                    the Place or Places of Payment where such Securities, together, in the case of Bearer Securities with all coupons appertaining thereto, it any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

(g)                                 that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 1.6 need not identify particular Registered Securities to be redeemed.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

Section 11.5                                Deposit of Redemption Price.

On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 10.2, unless otherwise specified as contemplated by Section 3.1.

Section 11.6                                Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 10.2), and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 3.7.

If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 10.2.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7                                Securities Redeemed in Part.

Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE 12

SINKING FUNDS

Section 12.1                                Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except otherwise specified as contemplated by Section 3.1 for Securities of such series or as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

The minimum amount of may sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment” and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an “optional sinking fund payment.”  If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2                                Satisfaction of Sinking Fund Payments with Securities.

The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of a series to be made pursuant to the terms of such Securities as provided for by the teams of such series, (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 12.2, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 12.3                                Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers’ Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having bees duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

ARTICLE 13

REPAYMENT AT THE OPTION OF HOLDERS

Section 13.1                                Applicability of Article.

Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.1 for Securities of such series) in accordance with this Article.

Section 13.2                                Repayment of Securities.

Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on an Optional Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Optional Repayment Date as specified pursuant to Section 3.1.

Section 13.3                                Exercise of Option; Notice.

Each Holder desiring to exercise his option for repayment shall, as conditions to such repayment, surrender the Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 60 days prior to the Optional Repayment Date, provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 10.2. Such notice, which shall be irrevocable, shall specify the principal amount of such Security to be repaid, which shall be equal to the minimum authorized denomination for such Security or an integral multiple thereof, and shall identify the Security to be repaid and, in the case of a partial repayment of the Security, shall specify the denomination or denominations of the Security or Securities of the same series to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company anti the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of such coupons at an office or agency located outside the United States except as otherwise provided in Section 10.2.

The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of like terms and tenor and of any authorized denomination as specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of like terms and tenor and of any authorized denomination or denominations as specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that ass result of such issuance the Company would suffer adverse consequences under the United States federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in past, to the portion of the principal of such Security which has been or is to be repaid.

Section 13.4                                Election of Repayment by Remarketing Entities.

The Company may elect, in such manner which is reasonably satisfactory to the Trustee, with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Optional Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Securities of such series from the Holders thereof who give notice and surrender their Securities in accordance with Section 13.3.

Section 13.5                                Securities Payable on the Optional Repayment Date.

Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, unless purchased in accordance with Section 13.4, on the Optional Repayment Date become due and payable at the price the therein specified and from and after Optional, Repayment Date such Securities shall cease to bear interest and shall be paid on the Optional Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price, in which case the Company shall continue to be obligated for the principal amount of such Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Securities from time to time until payment in full of such principal amount.

Section 13.6                                Notice to Company of Option to be Repaid.

Notice of exercise of the option for repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, the Trustee shall give notice to the Company in the manner provided in Section 1.5 not less than 25 days prior to the Optional Repayment Date of such Optional Repayment Dale and of the principal amount of Securities to be repaid.

Section 13.7                                Deposit of Repayment Price.

On or prior to any Optional Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent or, if the Company is acting as its own Paying Agent, segregate and hold in trust (as provided in Section 10.3), an amount of money sufficient to pay the Repayment Price of and (except if the Optional Repayment Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be repaid on that date, provided, however, the deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 10.2, unless otherwise specified as contemplated by Section 3.1.

ARTICLE 14

MEETINGS OF HOLDERS OF SECURITIES

Section 14.1                                Purposes for Which Meetings May Be Called.

If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 14.2                                Call, Notice and Place of Meetings.

(a)          The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 14.1, to be held at such tune and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)         In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 14.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 14.3                                Persons Entitled To Vote at Meetings.

To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 14.4                                Quorum; Action.

The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series provided, however, that, if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting, Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.2, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

Section 14.5                                Determination of Voting Rights; Conduct and Adjournment of Meetings.

(a)          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

(b)         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 14.2(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(c)          At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him (calculation of such amount shall take into account (1) the provisions of clause (iii) of the definition of the term “Outstanding”, and (2) the amount, if any, established with respect to such Security pursuant to Section 3.1(m)); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(d)         Any meeting of Holders of Securities of any series duly called pursuant to section 14.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 14.6                                Counting Votes and Recording Action of Meetings.

The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.2 and, if applicable, Section 14.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence at the matters therein stated.

ARTICLE 15

DEFEASANCE

Section 15.1                                Applicability of Article.

If pursuant to Section 3.1 provision is made for the defeasance of Securities of a series and if the Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 3.1) then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section 3.1 for Securities of such series. Defeasance provisions, if any, for Bearer Securities may be specified pursuant to Section 3 1.

Section 15.2                                Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

At the Company’s option, written notice of which shall be provided to the Trustee by the Company, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 8.1 or 10.6 with respect to Securities of any series (and, if so specified pursuant to Section 3.1, any other restrictive covenant added for the benefit of such series pursuant to Section 3.1) at any time after the applicable conditions set forth below have been satisfied:

(1)                                  the Company shall have deposited or caused to be deposited irrevocably with the Trustees trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest an, the Outstanding Securities of such series on the dates such installments of interest or principal and premium are due;

(2)                                  if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company’s exercise of its option under this Section would not cause such Securities to be delisted;

(3)                                  the Company shall have delivered to the Trustee an Officers’ Certificate to the effect that no Default or event (including such deposit) that, with notice or lapse of time, or both, would become a Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

(4)                                  the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company’s exercise of its option under this Section and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option bad not been exercised; and

(5)                                  the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided relating to defeasance of Securities under this Indenture have been complied with.

“Discharged” means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations wider, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, upon the request of and at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company’s obligations with respect to the Securities of such series under Sections 3.4, 3.5, 3.6, 10.2, 15.3 and 15.4 and (C) the obligations of the Company to the Trustee under Section 6.7 and, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3.

“U.S. Government Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

Section 15.3                                Deposited Moneys and U.S. Government Obligations to be Held in Trust.

Subject to the provisions of the last paragraph of Section 10.3, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 15.2 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest if any, but such money need not be segregated from other funds except to the extent required by law.

Section 15.4                                Repayment to Company.

The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligation held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 15.2.

The provisions of the last paragraph of Section 10.3, shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any Securities for which money or US. Government Obligations have been deposited pursuant to Section 15.2.

Section 15.5                                Subordination Provisions Inapplicable.

Notwithstanding anything contained herein by the contrary, any money or other property that shall have been deposited by the Company with the Trustee pursuant to this Article 15 shall not be subject to the provisions of Article 16 of this Indenture respecting subordination of the Securities.

ARTICLE 16

SUBORDINATION

Section 16.1                                Agreement to Subordinate.

The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security likewise covenants and agrees by his or her acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any) and interest on each and all of the Securities shall be subordinate and junior in right of payment to the Company’s obligations to the holders of Senior Indebtedness.

In the event of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness shall be entitled to be paid in full before any payment, whether in cash, property or otherwise, shall be made on any account of the principal of (or premium, if any) or interest on any of the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders, together with the holders of Indebtedness Ranking on a Parity with the Securities, shall be entitled ratably to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest, if any, on the Securities before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any Indebtedness Ranking Junior to the Securities or any capital stock. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held (in trust if received by such Holders) for the benefit of and shall be paid over to the trustee in bankruptcy, receiver, liquidating trustee or custodian for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities of any series on account of the unpaid principal of (or premium, if any) or interest, if any, on the Securities for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

The Holders of Securities and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of any Securities, by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim that such Holders or (subject to Section 6.7) the Trustee, respectively, in such respect, might otherwise have.

The securing of any Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, respectively.

The Company shall give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Securities under this Section. The Trustee, subject to the provisions of Section 6.1, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Corporate Trust Office has received at the Corporate Trust Office of the Trustee from the Company or any one or more holders of Senior Indebtedness or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article 16, the Trustee and Holders shall be entitled to rely conclusively upon a certificate of the liquidating trustee or agent, or any order or decree entered by a court of competent jurisdiction, or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article 6, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent to this Article 16. In the absence of any such liquidating trustee, agent or other Person, the Trustee, subject to Section 6.1, shall be entitled to rely conclusively upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in its discretion, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section 16.1, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 16.1, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 16.2                                Obligation of the Company Unconditional and Payment Permitted if no Default.

Subject to the provisions of this Article 16 and the terms of the Securities, nothing contained in this Article 16 or elsewhere in this Indenture is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to such Holders the principal of (and premium, if any) and interest on the Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Securities, or is intended to or shall affect the relative rights of such Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 16 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Section 16.3                                Limitations on Duties to Holders of Senior Indebtedness.

In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of, or premium (if any) or interest, if any, on the Securities, or in respect of any redemption, exchange, retirement, purchase or other acquisition of any of the Securities, shall be made by the Company.

Section 16.4                                Notice to Trustee of Facts Prohibiting Payments.

Notwithstanding any of the provisions of this Article 16 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of funds to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the Corporate Trust Office written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if prior to the fifth Business Day preceding the date upon which by the terms hereof any such funds may become payable, or if prior to the third Business Day preceding the date of the execution of instruments pursuant to Section 4.1 acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such funds the notice provided for in this Section 16.4, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article 16 of the Persons receiving such moneys from the Trustee.

Section 16.5                                Application by Trustee of Moneys Deposited With It.

Anything in this Indenture to the contrary notwithstanding, any deposit of a sum by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Securities shall, except as provided in Section 16.4, be subject to the provisions of Section 16.1.

Section 16.6                                Subrogation.

Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 16 or of payments over, pursuant to the provisions of this Article 16, to the holders of such Senior Indebtedness by the Holders of such Securities or the Trustee shall, as among the Company, its creditors other than the holders of such Senior Indebtedness, and the Holders of such Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of such Securities, on one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 16.7                                Subordination Rights Not Impaired by Acts or Omissions of Bank or Holders of Senior Indebtedness.

No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders under this Article 16.

Section 16.8                                Authorization of Trustee to Effectuate Subordination of Securities.

Each Holder of a Security, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article 16. If, in the event of any proceeding or other action relating to the Company referred to in the second paragraph of Section 16.1, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders.

Section 16.9                                Right of Trustee to Hold Senior Indebtedness.

The Trustee shall be entitled to all of the rights set forth in this Article 16 in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 16.10                          Article 16 Not to Prevent Defaults (Including Events of Default).

The failure to make a payment pursuant to the terms of the Securities by reason of any provision in this Article 16 shall not be construed as preventing the occurrence of a Default (including an Event of Default, if any).

Section 16.11                          Article Applicable to Paying Agents.

The term “Trustee” as used in this Article 16 shall (unless the context shall otherwise require) be construed as extending to and including each Paying Agent appointed by the Company and acting hereunder within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article 16 in addition to or in place of the Trustee; provided, however, that Sections 16.4 and 16.9 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

Section 16.12                          Trustee Not Fiduciary for Holders of Senior Indebtedness.

The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

ARTICLE 17

MISCELLANEOUS PROVISIONS

Section 17.1                                Securities in Foreign Currencies

Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee.

*   *   *   *   *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

THE BEAR STEARNS COMPANIES INC.

By

JPMORGAN CHASE BANK, N.A.

By

EXHIBIT A-1

[Form of Certificate of Beneficial Ownership by a Non-United States Person
or by a Qualifying Foreign Branch of a United States Financial Institution]

Certificate

THE BEAR STEARNS COMPANIES INC.

[Insert title or sufficient description of
Securities to be delivered]

Reference is hereby made to the Indenture dated as of [•], 2006 (the “Indenture”) between The Bear Stearns Companies Inc. and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”), covering the above-captioned Securities. This is to certify that as of the date hereof, [except as provided in the following paragraph hereof]*, none of                    principal amount of Securities credited to you for our account is being acquired by or on behalf of United States Persons, as defined below, or persons who have purchased such Securities for offer to resell or for resale to United States Persons, other than a Qualifying Foreign Branch of a United States Financial Institution, as defined below that is not purchasing for offer to resell or for resale inside the United States. If we are a Qualifying Foreign Branch of a United States Financial Institution holding securities for our own account, we enclose herewith a certificate in the form of Exhibit A-2 to the Indenture. We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities with respect to such of said Securities as then appear in your books as being held for our account. We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matter covered by this certificate. “United States Person” shall mean a citizen or resident of the United Stares of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction (the “United States”), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United Slates federal income taxation regardless of the source of its income. A “Qualifying Foreign Branch of a United States Financial Institution” shall mean a branch located outside the United States of a United States securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its

*  Delete if inappropriate

A-1

trade or business that agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) or the United States Internal Revenue Code of 1986 and the regulations thereunder.

[This certificate excepts and does not relate to                   principal amount of Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Securities cannot be delivered until we are able to so certify with respect to such principal amount of Securities.]*

Dated:                                                       , 20

[To be dated on or after
                      , 20   (the
date determined as provided
in the Indenture)]

[Name of Person Entitled to Receive Bearer Security]

(Authorized Signatory)

Name

Title

*  Delete if inappropriate

A-2

EXHIBIT A-2

[Forum of Certificate of Status as a
Qualifying Foreign Branch of a United States Financial Institution]

Certificate

THE BEAR STEARNS COMPANIES INC.

[Insert title or sufficient description of Securities to be delivered]

Reference is hereby made to the Indenture dated as of [•], 2006 (the “Indenture”), between The Bear Stearns Companies Inc. and JPMorgan Chase Bank, N.A. as trustee, relating to the offering of the above-captioned Securities (the “Securities”). Unless herein defined, terms used herein have the same meaning as given to them in the Indenture.

The Securities are intended to be obligations “targeted to foreign markets” for purposes of the United States Internal Revenue Code of 1986 and the regulations thereunder. Accordingly, the undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and agrees that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for offer to resell or for resale inside the United States. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the date of delivery of the above-captioned Securities in bearer form.

We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding with respect to the matters covered by this certificate.

Dated:                                                      , 20

[To be dated on or after
                  , 20   (the
date determined as provided in the Indenture)]

[Name of Person Entitled to Receive Bearer Security]

(Authorized Signatory)

Name

Title